Exhibit 10.14

LETTER OF CREDIT REIMBURSEMENT

AND SECURITY AGREEMENT

(Stand-by Letter of Credit)

In consideration of the issuance, at the request of the Account Parties of the Credit in accordance with the terms of any Letter of Credit Application as prepared by the Account Parties and presented to the Issuer, the Account Parties hereby represent, warrant and agree as follows:

1. DEFINITIONS: The following definitions shall apply herein:

“ACCOUNT PARTIES” is defined in Paragraph 13 below.

“BANK LIABILITIES” is defined in Paragraph 8 below.

“BLOCKED ACCOUNT” means that certain deposit account # 35698800002667 of the Account Parties held at KeyBank National Association.

“CREDIT” means the Letter of Credit described in the Letter of Credit Application issued by the Issuer in accordance with the instructions received by the Issuer, the terms of which are made a part hereof and approved by the Account Parties, as amended from time to time.

“DOCUMENTS” mean any paper, whether negotiable or non-negotiable, including, but not limited to, all documents and certificates accompanying or relating to Drafts or demands drawn under the Credit.

“DRAFTS” means any documentary draft drawn under and conditioned upon presentation of documents required by the Credit, including but not limited to such drafts accepted by the Issuer.

“ISP” means the International Standby Practices adopted by the International Chamber of Commerce in force at the time of issuance of the Credit, as the same may be thereafter amended or replaced.

“ISSUER” means any KeyCorp affiliate as issuer of the Credit.

“LETTER OF CREDIT APPLICATION” means any request submitted by the Account Parties to the Issuer (in written or electronic form) for the issuance of the Credit on the account of the Account Parties.

“PLEDGE AND CONTROL AGREEMENT” means that certain Blocked Account Pledge and Control Agreement, dated as of February 23, 2009, by and among the Account Parties, KeyBank National Association, as secured party, and KeyBank National Association, as depository bank, as the same may from time to time be amended, restated or otherwise modified.

“PROPERTY” includes goods, merchandise, securities, funds, choses in action and any and all other forms of property, whether real, personal or mixed, and any right or interest therein; Property in Issuer’s possession shall include Property in possession of anyone for Issuer in any manner whatsoever.

“REIMBURSEMENT OBLIGATIONS” means the obligations of the Account Parties to reimburse the Issuer for all payments with respect to any Draft of the Credit and to pay all other liabilities arising under this Agreement.

“REQUESTS” means any written or oral instruction that the Issuer honors on the Account Parties’ request to issue, amend or pay the Credit for the account and risk of the Account Parties communicated to the Issuer by telephone, telegraph, facsimile transmission or other electronic means.

“UNIFORM CUSTOMS” means the Uniform Customs and Practice for Documentary Credits adopted by the International Chamber of Commerce in force at the time of issuance of the Credit, as the same may be thereafter amended or replaced.

2. PAYMENT TERMS: The Issuer may accept or pay any Draft presented to Issuer, regardless of when drawn and whether or not negotiated, if such Draft, the other required Documents, and any transmittal advice are dated on or before the expiration date of the Credit, which expiration date shall be expressly stated in the Credit and not extended in reference to any action or inaction in any other agreement. Except as instruction may be given by any of the Account Parties in writing expressly to the contrary with regard to, and prior to, the issuance of the Credit, Issuer may honor, as complying with the terms of the Credit, any instrument or other Documents otherwise in order signed or issued by an administrator, executor, trustee in bankruptcy, debtor in possession assignee for the benefit of creditors, liquidator, receiver, conservator, or other legal representative of the party authorized under the Credit to draw or issue such instruments or other Documents. The Account Parties jointly and severally, agree to reimburse Issuer at its main office on demand in United States Dollars: (A) as to Drafts payable in United States Dollars drawn or to be drawn under the Credit, the amount paid or payable thereon, (B) as to such Drafts payable in currency other than United States Dollars, the equivalent of the amount paid in United States Dollars at Issuer’s selling rate of exchange in the currency in which such Draft is drawn, (C) any and all other expenses or charges incurred by Issuer in issuing or effecting payment of the Credits, for perfecting or maintaining, and insuring the Property, for perfecting or maintaining the Blocked Account, and for enforcing Issuer’s rights and remedies under this Agreement, (D) interest from the date of such payment at a rate per annum equal to the Prime Rate of KeyBank National Association in effect from time to time, upon all unpaid Drafts and other obligations hereunder until paid in full, but in no event higher than the highest lawful rate permitted by law, and (E) such commission, issuance, letter of credit commitment fees, draw fees, and negotiation fees at such rate as Issuer may reasonably determine from time to time in accordance with its customary practices. Without prior notice or demand Issuer is authorized to charge the Blocked Account or any other deposit account maintained by any of the Account Parties with Issuer or any other KeyCorp affiliate for the amount of any Draft and all other reimbursement obligations hereunder.

3. INCREASED COSTS: If any law or regulation, or change therein, or interpretation, administration or enforcement thereof, by any person, agency or court shall (A) impose upon or modify any reserve or special deposit requirement, insurance assessment or other requirement against or affecting the Credit, or (B) impose any tax, other than tax imposed upon the income of Issuer, or withholding of any kind, or (C) impose or modify any capital requirement, impose any condition upon, supplement to or increase of any kind to Issuer’s capital base, and the result of any such event increases the cost or decreases the benefit to Issuer of issuing or maintaining the Credit, then the Account Parties shall pay to Issuer all such additional amounts upon request in an amount necessary to compensate Issuer for all such increased costs and decreased benefits. Upon written request, Issuer will certify such amounts. Issuer’s certification shall be conclusive absent manifest error.

4. REQUESTS: Requests shall be made by those persons purportedly authorized by any of the Account Parties. Issuer shall not be obligated to identify or confirm such persons beyond the use of the authorized name or code identification if any is established by Issuer or unless the Account Parties provide Issuer from time to time a written list of all such authorized representatives. All requests will be confirmed by Issuer in writing by sending the Account Parties a copy of the Documents authorized or requested by the Account Parties. The Account Parties will promptly report all discrepancies in such Documents upon their receipt of such confirmation. Issuer may, but shall not be obligated to, assign a unique code number or word and require such code to be used by the Account Parties, and thereafter all further requests shall refer to such code. Issuer shall not be liable for any loss which the Account Parties may incur as a result of Issuer’s compliance with any request in accordance with this Agreement even if unauthorized, provided that Issuer acted in good faith and exercised reasonable care.

5. MODIFICATION OF THE CREDIT: Any amendment to the terms of the Credit may be authorized by those persons purportedly authorized by any one of the Account Parties without notice to any other of the Account Parties, but any increase in the amount of the Credit or extension of the expiration date under the Credit for presentation of Drafts or Documents shall only be approved by those persons purportedly authorized by all of the Account Parties. In any such event this Agreement shall be binding upon all of the Account Parties with regard to the Credit so increased or otherwise amended, to Drafts, Documents and Property covered thereby, and to any action taken by Issuer and any of Issuer’s correspondents in accordance with such extension, increase or other modification.

6. LIMITED LIABILITY: Neither Issuer nor Issuer’s correspondent shall be responsible: (A) for the validity, sufficiency, or genuineness of Documents, even if such Documents should in fact prove to be invalid, insufficient, fraudulent or forged; (B) for the character, adequacy, validity, value or genuineness of any insurance; (C) for the solvency or responsibility of any party issuing any Documents; (D) for delay in arrival or failure to arrive of any Documents; (E) for any breach of contract between any person and the Account Parties; (F) for failure of any Draft to bear any reference or adequate reference to the Credit, or failure of any documents to accompany any Draft at the reverse side of the Credit or to surrender or take up the Credit or to send or forward any document apart from Drafts as required by the Credit; (G) for errors, omissions, interruptions or delays in transmission or delivery of any messages or documents by mail, cable, telegraph, wireless or otherwise, or; for any errors in translation or interpretation of terms; or (H) for any other consequences arising from causes beyond Issuer’s control, including, but not limited to, any action or omission by, or any law, regulation or restriction of, any de facto or de jure domestic or foreign government or agency.

7. WARRANTIES; INDEMNITY: Each of the Account Parties hereby represents, warrants, covenants and confirms that said party understands the general nature and operation of a letter of credit and the obligations, rights and remedies under the Credit, including, without limitation: (A) the obligations to reimburse Issuer for all payments to the beneficiary, its successors or assigns, (B) conditions under which payment under the Credit must be made by Issuer, (C) that Issuer has no responsibility or liability in connection with any underlying contract or other transaction between any of the Account Parties and the beneficiary of the Credit, and (D) that Issuer is not acting as an agent or in any fiduciary capacity for or on behalf of the Account Parties or the beneficiary, except as otherwise stated herein. All representations, warranties and indemnities set forth herein shall survive Issuer’s issuance of the Credit and any payment thereunder and shall continue until all obligations hereunder are paid in full. Each of the Account Parties hereby releases Issuer from and agrees to indemnify and hold harmless the Issuer, and its officers, agents, and employees, for any and all costs, liabilities and expenses (including reasonable attorneys’ fees and expenses) incurred by Issuer and arising out of or in any way relating to (1) any underlying investments, transaction, and/or contracts between any one of the Account Parties and the beneficiary under the Credit or any of its agents and (2) any proper payment in accordance with the terms of the Credit, any refusal to pay or honor the Credit, or any other action or omission by Issuer, or Issuer’s correspondents or agents. It is understood that the Account Parties will not be obligated to indemnify Issuer for gross negligence or willful misconduct.

8. SECURITY: As security for all reimbursement obligations and other liabilities of the Account Parties to the Issuer under the Credit and this Agreement, whether now existing or hereafter arising, whether joint, several independent or otherwise, and whether absolute or contingent or due or to become due (herein collectively, called the “Bank Liabilities”), each of the Account Parties does hereby assign, pledge and grant to Issuer, a security interest in, and the right of possession and disposal of: (A) all Documents and all Property shipped, stored or otherwise disposed of in connection with the Credit, whether or not released to any of the Account Parties on trust receipts or otherwise, (B) all right and causes of action against all parties arising from or in connection with the contract of sale or purchase of the Property covered by the Credit, and all guarantees, agreements or other undertakings (including those in effect between any of the Account Parties), credits, policies of insurance or other assurances in connection therewith, (C) the Blocked Account and any other deposit account or any other cash instruments, deposit balances, certificates of deposit and other cash equivalents, repurchase agreements, and other investments maintained by any of the Account Parties with any KeyCorp affiliate, whether matured or unmatured, or collected or in the process of collection (e.g., “cash security”); and (D) all proceeds of the foregoing. Also, the Account Parties will execute, deliver, and file all further instruments as may be reasonably required by the Issuer to carry out the purposes of this Agreement.

9. DEFAULT: In the event that any of the Account Parties: (A) Fails to perform any obligation required under this Agreement or any other agreement or document relating to or evidencing a security interest in any Property granted to Issuer, (B) Fails to make any payment or perform any other obligations under this Agreement, (C) Makes any assignment for the benefit of creditors, (D) Permits or consents to the filing of any voluntary or involuntary petition in bankruptcy by or against any one of the Account Parties, (E) Applies for the appointment of a receiver of any of the assets of any of the Account Parties, (F) Becomes insolvent, or ceases, becomes unable or admits in writing its inability to pay its debts as they mature, or (G) Fails to pay when due, upon acceleration or otherwise, any other obligation to Issuer, Issuer may at such time or any time thereafter declare, without demand or notice which are hereby expressly waived, all obligations and liabilities hereunder to be immediately due and payable, and Issuer is authorized, at its option, to apply (or hold available in escrow) the proceeds of any Property or other collateral assets, and any other sums due from Issuer to any one of the Account Parties, to the payment of any and all obligations or liabilities of the Account Parties arising under this Agreement. In any such event Issuer shall have all of the remedies of a secured party under the Uniform Commercial Code in effect in Ohio and Issuer is hereby authorized and empowered at its option, at any time or times thereafter, in accordance with applicable law, to sell and assign the whole of the Property, or any part thereof then constituting security pursuant to any of the terms hereof, at any public or private sale, at such time and place and upon such terms as Issuer may deem commercially reasonable and with the right in Issuer to be the purchaser at such sale, to the extent not prohibited by law, and, after deducting all legal and other costs and expenses of any sale, to apply the net proceeds of such sale(s) to the payment of all of the Bank Liabilities. The residue, if any, of the proceeds of sale and any other Property constituting security remaining after satisfaction of the Bank Liabilities shall be returned to the respective Account Parties unless otherwise disposed of in accordance with written instructions from the customer’s bank. To the extent not prohibited by law, It is agreed that, with or without notification to any of the Account Parties, Issuer may exchange, release, surrender, realize upon, release on trust receipt to any of them, or otherwise deal with any Property by whomsoever pledged, mortgaged or subjected to a security interest to secure directly or indirectly any of the Bank Liabilities and/or any offset thereagainst.

10. NO WAIVER: ISSUER SHALL HAVE NO DUTY TO EXERCISE ANY RIGHT HEREUNDER OR WITH RESPECT TO ANY PROPERTY, AND ISSUER SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR DELAY IN DOING SO. NONE OF ISSUER’S OPTIONS, POWERS OR RIGHTS IN CONNECTION WITH THE CREDIT OR THIS AGREEMENT SHALL BE WAIVED UNLESS ISSUER OR ISSUER’S AUTHORIZED AGENT SHALL HAVE SIGNED SUCH WAIVER IN WRITING. NO SUCH WAIVER, UNLESS EXPRESSLY AS STATED THEREIN, SHALL BE EFFECTIVE AS TO ANY TRANSACTION WHICH OCCURS SUBSEQUENT TO THE DATE OF SUCH WAIVER NOR AS TO ANY CONTINUANCE OF A BREACH AFTER SUCH WAIVER. NO COURSE OF DEALING BETWEEN ANY OF THE ACCOUNT PARTIES AND ISSUER SHALL BE EFFECTIVE TO CHANGE, MODIFY OR DISCHARGE IN WHOLE OR IN PART THIS AGREEMENT OR THE OBLIGATIONS HEREUNDER.

11. GOVERNING LAW; SEVERABILITY: THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OHIO, WITHOUT REGARD TO CONFLICTS OF LAWS PROVISIONS. THE CREDIT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OHIO, WITHOUT REGARD TO CONFLICTS OF LAWS PROVISIONS, AND SHALL BE SUBJECT TO THE UNIFORM CUSTOMS OR THE ISP (WHICHEVER MAY BE DETERMINED TO BE APPROPRIATE UNDER THE CIRCUMSTANCES BY ISSUER AND INDICATED IN THE CREDIT) THEN IN EFFECT, WHICH UNIFORM CUSTOMS OR ISP, AS THE CASE MAY BE, WILL CONTROL IN THE EVENT OF ANY CONFLICT WITH STATE LAWS. IF ANY PROVISION HEREOF IS FOR ANY REASON HELD TO BE UNENFORCEABLE UNDER ANY LAW, SUCH ILLEGALITY OR INVALIDITY SHALL NOT AFFECT ANY OTHER PROVISIONS HEREOF, EACH OF WHICH SHALL BE CONSTRUED AND ENFORCED AS IF SUCH UNENFORCEABLE PROVISION WERE NOT CONTAINED HEREIN.

12. NOTICE AND WAIVERS: EXCEPT AS OTHERWISE PROVIDED IN PARAGRAPHS 4 AND 5 HEREIN, ALL NOTICES, REQUESTS, DEMANDS AND OTHER COMMUNICATIONS PROVIDED FOR HEREUNDER SHALL BE IN WRITING AND, IF TO AN ACCOUNT PARTY, MAILED OR DELIVERED TO IT, ADDRESSED TO IT AT THE ADDRESS SPECIFIED ON THE SIGNATURE PAGE HERETO, IF TO ISSUER, MAILED OR DELIVERED TO IT, ADDRESSED TO KEYBANK NATIONAL ASSOCIATION, 127 PUBLIC SQUARE, CLEVELAND, OHIO 44114, ATTENTION: INSTITUTIONAL BANK, OR, AS TO EACH PARTY, AT SUCH OTHER ADDRESS AS SHALL BE DESIGNATED BY SUCH PARTY IN A WRITTEN NOTICE TO EACH OF THE OTHER PARTIES. ALL NOTICES, STATEMENTS, REQUESTS, DEMANDS AND OTHER COMMUNICATIONS PROVIDED FOR HEREUNDER SHALL BE DEEMED TO BE GIVEN OR MADE WHEN DELIVERED OR TWO BUSINESS DAYS AFTER BEING DEPOSITED IN

THE MAILS WITH POSTAGE PREPAID BY REGISTERED OR CERTIFIED MAIL, ADDRESSED AS AFORESAID, OR SENT BY FACSIMILE WITH TELEPHONIC CONFIRMATION OF RECEIPT, EXCEPT THAT ALL NOTICES HEREUNDER SHALL NOT BE EFFECTIVE UNTIL RECEIVED.

13. ACCOUNT PARTY: IF THIS AGREEMENT IS SIGNED BY ONE ACCOUNT PARTY ONLY, THE TERMS “ACCOUNT PARTIES” AND “THEIR” AND “THEM” SHALL REFER THROUGHOUT TO THE ONE ACCOUNT PARTY EXECUTING THIS AGREEMENT; IF THIS AGREEMENT IS SIGNED BY MORE THAN ONE PARTY, THIS AGREEMENT SHALL BE THE JOINT AND SEVERAL OBLIGATION OF ALL SUCH ACCOUNT PARTIES. IF THE UNDERSIGNED IS A PARTNERSHIP, THE OBLIGATIONS HEREUNDER SHALL CONTINUE IN FORCE AND APPLY NOTWITHSTANDING ANY CHANGE IN MEMBERSHIP OF SUCH PARTNERSHIP. THIS AGREEMENT SHALL BE BINDING UPON EACH OF THE ACCOUNT PARTIES AND THEIR RESPECTIVE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS AND SHALL INURE TO ISSUER’S BENEFIT AND ISSUER’S SUCCESSORS AND ASSIGNS. ISSUER MAY, WITHOUT NOTICE TO THE ACCOUNT PARTIES, ASSIGN THIS AGREEMENT IN WHOLE OR IN PART.

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JURY TRIAL WAIVER: EACH OF THE ACCOUNT PARTIES, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG THE ACCOUNT PARTIES AND ISSUER, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Letter of Credit Reimbursement and Security Agreement as of the 23rd day of February, 2009:

Address:	23 Old Kings Highway South	JUPITERMEDIA CORPORATION
Darien, Connecticut
	Attention: President or General	By:	/s/ Alan M. Meckler
	Counsel	Name:	Alan M. Meckler
		Title:	Chairman and Chief Executive Officer

Signature Page to

Letter of Credit Reimbursement and Security Agreement